UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 31, 2005

JCM Partners, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32653	94-3364323

(Commission File Number)	(I.R.S. Employer Identification No.)

2151 Salvio Street, Suite 325, Concord, CA	94520

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (925) 676-1966

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Explanatory Note

This Form 8-K/A is being filed solely to re-file the Description of Securities, filed as Exhibit 99.1 hereto, to include graphic representations in exhibits B-1 and B-2 thereto that were omitted from the original filing due to technical difficulties.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.

99.1 Description of Securities (as revised March 31, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM PARTNERS, LLC

Date: April 5, 2005	By:	/s/ Gayle M. Ing

Gayle M. Ing
President and Chief Executive Officer

EXHIBIT INDEX

Designation	Description
99.1	Description of Securities (as revised March 31, 2005)